TLCVision Reports Full-Year 2008 Results

ST. LOUIS, MO -- (Marketwire - March 31, 2009) - TLC Vision Corporation (NASDAQ: TLCV) (TSX: TLC), North America's premier eye care services company, today announced results for the fourth quarter and full year ended December 31, 2008.

Jim Wachtman, President and Chief Executive Officer of TLCVision, commented, "Although we find ourselves in the midst of the worst consumer discretionary spending environment in the last 40 years, our company was able to achieve adjusted EBITDA of $18.6 million for 2008 and operating cash flow of $15.8 million on the strength of our two diversified businesses, Doctor Services and Eye Care."

"TLCVision recorded market-leading LASIK procedure growth during the first quarter of 2008. The company then experienced market weakness in April and May that continued to deteriorate throughout the remainder of the year. Laser vision correction demand is a function of consumer discretionary spending. We entered 2008 with a consumer confidence index at 90, ended the year with the index at 38, and today the index stands at 25, an all-time low."

"During 2008 we removed significant cost from the business. Marketing spend was reduced 22% from plan, and we achieved salary and benefit savings from an 18% reduction in full-time equivalents and the elimination of annual incentive programs. Fixed field and overhead costs were reduced as well as professional fees and other discretionary spending. Overall, total cost reductions for 2008 were over $20 million."

Full-Year 2008 Results

-- Revenue for the year ended December 31, 2008 was $275.7 million, compared to $298.4 million for the prior year period, a decrease of
   8%, with refractive revenues showing a decline of 14% while our current non-refractive businesses grew by a combined 10%.
   -- Refractive Centers revenue of $151.4 million decreased by 14% as majority-owned center procedures declined by 16% in a market that is estimated to have declined by 26%.
   -- Doctor Services revenue of $95.6 million decreased by 1%, as growth in the non-refractive businesses was more than offset by weakness in the mobile refractive offering.
   -- Eye Care revenue of $28.6 million increased by 8%.
-- The Company implemented aggressive cost reduction initiatives that reduced the cost run rate by over $20 million.
-- The full year results include a non-cash goodwill and other assets impairment charge of $85.0 million (of which $83.5 million was recorded in the fourth quarter) due to the deterioration of the equity markets and the resulting reduction in the Company's market capitalization.
-- The resulting consolidated net loss was $98.3 million compared to a net loss of $43.5 million for the prior year period.
-- Year-to-date operating cash flow was $15.8 million, or $0.31 per share, compared to $31.3 million, or $0.53 per share, in the prior year period.

Fourth Quarter 2008 Results

-- Revenue for the fourth quarter was $53.7 million, a 19% decrease over prior year revenue of $66.3 million, with refractive revenues showing a decline of 32% while our current non-refractive businesses grew by a combined 8%.
   -- Refractive Centers revenue of $24.9 million decreased by 32%, as majority-owned center procedures declined by 32% in a market that is estimated to have declined by 39%.
   -- Doctor Services revenue of $22.4 million decreased by 3.5%, reflecting weakness in the mobile refractive offering, as the non-refractive businesses showed growth of 8%.
   -- Eye Care revenue of $6.4 million decreased 4%.
-- The fourth quarter results include a $83.5 million noncash goodwill and other assets impairment charge noted earlier
-- The resulting consolidated net loss for the fourth quarter was $95.4 million, compared to a net loss of $25.3 million from the prior year period.

Capital Structure

Continued Wachtman, "As a result of the economic crisis and the sharp decline in consumer discretionary spending during 2008, the Company's financial performance deteriorated during the fourth quarter. This has resulted in the Company falling out of compliance with its primary financial covenants under its credit facility as of December 31, 2008. We are in final negotiations with our lenders for an amendment to existing loan documents that should be completed within the next several days. Our shared goal is to secure a more flexible capital structure to bridge the company through the current weak economy."

It is unlikely the company will remain in compliance with the existing covenants for the balance of 2009 unless amended. Since those amendments are not yet completed, the company has been advised by its independent auditor, Ernst & Young LLP, that its opinion on TLC's consolidated financial statements for the fiscal year ended December 31, 2008, will include an explanatory paragraph relating to going concern.

"We remain focused on delivering quality customer service and surgical outcomes and we are confident that our day-to-day operations will remain unaffected. We are working constructively with our lenders and advisors to secure more financial flexibility and we will continue to implement cost reduction initiatives to keep them in balance with demand. We have ample liquidity in the near term, and remain confident that we can reach a prompt resolution with our lenders."

Conference Call

TLCVision invites all interested parties to participate in a conference call during which time the financial and operating results will be discussed. The call will be held today, at 9:00 a.m. Eastern Daylight Time. To participate, please dial 877-874-1586 or 719-325-4748 (international callers) and enter the pass code: 4046513. The call will be broadcast live on the Company's web site at www.tlcv.com under the "Webcasts" link in the Investor Relations section.

A replay of the conference call will be available until April 14, 2009. To access the replay, dial 888-203-1112 or 719-457-0820 (international callers) and enter the pass code: 4046513. The call will also be archived on the Company's web site at www.tlcv.com under the "Webcasts" link in the Investor Relations section.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, Section 21E of the U.S. Securities Exchange Act of 1934 and Canadian Provincial Securities Laws, which statements can be identified by the use of forward-looking terminology, such as "may," "will," "expect," "intend," "anticipate," "estimate," "predict," "plans" or "continue" or the negative thereof or other variations thereon or comparable terminology referring to future events or results. We caution that all forward-looking information is inherently uncertain and that actual results may differ materially from the assumptions, estimates or expectations reflected in the forward-looking information.

A number of factors could cause actual results to differ materially from those in forward-looking statements, including but not limited to economic conditions, the level of competitive intensity for laser vision correction, the market acceptance of laser vision correction, concerns about potential side effects and long term effects of laser vision correction, the ability to maintain agreements with doctors on satisfactory terms, quarterly fluctuation of operating results that make financial forecasting difficult, the volatility of the market price of our common shares, profitability of investments, successful execution of our direct-to-consumer marketing programs, the ability to open new centers, the reliance on key personnel, medical malpractice claims and the ability to maintain adequate insurance therefore, claims for federal, state and local taxes, compliance with industry regulation, compliance with U.S. and Canadian healthcare regulations, disputes regarding intellectual property, many of which are beyond our control.

Therefore, should one or more of theses risks materialize, or should assumptions underlying the forward-looking statements prove incorrect, actual results may vary significantly from what we currently foresee. Accordingly, we warn investors to exercise caution when considering any such forward-looking information herein and to not place undue reliance on such statements and assumptions. We are under no obligation (and we expressly disclaim any such obligation) to update or alter any forward-looking statements or assumptions whether as a result of new information, future events or otherwise, except as required by law.

See the Company's reports filed with the Canadian Securities Regulators and the U.S. Securities and Exchange Commission from time to time for cautionary statements identifying important factors with respect to such forward looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from results referred to in forward looking statements. TLCVision assumes no obligation to update the information contained in this press release.

About TLCVision

TLCVision is North America's premier eye care services company, providing eye doctors with the tools and technologies needed to deliver high-quality patient care. Through its centers management, and technology access service models, extensive optometric relationships, aggressive consumer advertising and managed care contracting strength, TLCVision maintains leading positions in Refractive, Cataract and Eye Care markets. More information about TLCVision can be found on the website at www.tlcv.com. Information about vision correction surgery can be found on the TLC Laser Eye Centers website at www.tlcvision.com.

TLC VISION CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

                  Three Months Ended         Three Months Ended December
                   December 31, 2008               December 31, 2007
              ----------------------------  ------------------------------
               Results                       Results
                Before                        Before
                 AMD       AMD     Total       AMD       AMD       Total
               Segment   Segment TLCVision   Segment   Segment   TLCVision
              ---------  ------- ---------  ---------  --------  ---------
Revenues:
  Refractive
   centers    $  24,902  $     - $  24,902  $  36,424  $      -  $  36,424
  Doctor
   services      22,390        -    22,390     23,208         -     23,208
  Eye care        6,390        -     6,390      6,662         -      6,662
              ---------  ------- ---------  ---------  --------  ---------
Total
 revenues        53,682        -    53,682     66,294         -     66,294

Cost of
 revenues
 (excluding
 amortization):
  Refractive
   centers       21,813        -    21,813     29,458         -     29,458
  Doctor
   services      17,665        -    17,665     16,991         -     16,991
  Eye care        2,901        -     2,901      2,940         -      2,940
              ---------  ------- ---------  ---------  --------  ---------
Total cost of
 revenues
 (excluding
 amortization)   42,379        -    42,379     49,389         -     49,389
              ---------  ------- ---------  ---------  --------  ---------

Gross profit     11,303        -    11,303     16,905         -     16,905
              ---------  ------- ---------  ---------  --------  ---------

General and
 administrative   5,815        -     5,815      8,606         -      8,606
Marketing and
 sales           11,417        -    11,417     12,389         -     12,389
Amortization
 of
 intangibles        801        -       801        844         -        844
Impairment       83,547        -    83,547      4,550         -      4,550
Other
 expense, net       364        -       364      1,771         -      1,771
              ---------  ------- ---------  ---------  --------  ---------
  Total
   operating
   expenses     101,944        -   101,944     28,160         -     28,160
              ---------  ------- ---------  ---------  --------  ---------
  Operating
   loss         (90,641)       -   (90,641)   (11,255)        -    (11,255)

Loss on sale
 of
 OccuLogix,
 Inc. stock           -        -         -          -       (34)       (34)
Interest
 income             186        -       186        227         -        227
Interest
 expense         (2,605)       -    (2,605)    (2,370)        -     (2,370)
Minority
 interest
 expense         (1,506)       -    (1,506)    (1,979)        -     (1,979)
Loss from
 equity
 investments       (925)       -      (925)       (81)   (6,573)    (6,654)
              ---------  ------- ---------  ---------  --------  ---------
Loss from
 continuing
 operations
 before
 income taxes   (95,491)       -   (95,491)   (15,458)   (6,607)   (22,065)
Income tax
 benefit
 (expense)           76        -        76     (3,445)        -     (3,445)
              ---------  ------- ---------  ---------  --------  ---------
Loss from
 continuing
 operations     (95,415)       -   (95,415)   (18,903)   (6,607)   (25,510)
Income from
 discontinued
 operations,
 net of tax           -        -         -        226         -        226
              ---------  ------- ---------  ---------  --------  ---------

Net loss      $ (95,415) $     - $ (95,415) $ (18,677) $ (6,607) $ (25,284)
              =========  ======= =========  =========  ========  =========

Loss per
 share -
 diluted      $   (1.89) $     - $   (1.89) $   (0.37) $  (0.13) $   (0.51)
              =========  ======= =========  =========  ========  =========

Weighted
 average
 number of
 common
 shares
 outstanding
 - diluted       50,398   50,398    50,398     49,928    49,928     49,928

Calculation
 of Adjusted
 EBITDA
  Net loss,
   as
   reported   $ (95,415)                    $ (18,677)
  Add: Income
   tax
   (benefit)
   expense          (76)                        3,445
    Depreciation
     and
     amortization 4,825                         5,031
    Interest
     expense,
     net          2,419                         2,143
    Non-cash
     compensation   290                           155
    Impairment
     and
     restructuring
     charges     84,097                         6,513
              ---------                     ---------
Adjusted
 EBITDA       $  (3,860)                    $  (1,390)
              =========                     =========
Adjusted
 EBITDA per
 share        $   (0.08)                    $   (0.03)
              =========                     =========

Note: The AMD segment includes the Company's interest in OccuLogix, Inc.

TLC VISION CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

             Year Ended December 31, 2008    Year Ended December 31, 2007
             ----------------------------  -------------------------------
              Results                       Results
               Before                        Before
                AMD       AMD     Total       AMD        AMD       Total
              Segment   Segment TLCVision   Segment    Segment   TLCVision
             ---------  ------- ---------  ---------  ---------  ---------
Revenues:
  Refractive
   centers   $ 151,442  $     - $ 151,442  $ 175,206  $       -  $ 175,206
  Doctor
   services     95,615        -    95,615     96,697          -     96,697
  Eye care      28,611        -    28,611     26,511          -     26,511
             ---------  ------- ---------  ---------  ---------  ---------
Total
 revenues      275,668        -   275,668    298,414          -    298,414

Cost of
 revenues
 (excluding
 amortization):
  Refractive
   centers     110,824        -   110,824    127,024          -    127,024
  Doctor
   services     71,104        -    71,104     70,061          -     70,061
  Eye care      13,010        -    13,010     11,999          -     11,999
             ---------  ------- ---------  ---------  ---------  ---------
Total cost
 of revenues
 (excluding
 amortization) 194,938        -   194,938    209,084          -    209,084
             ---------  ------- ---------  ---------  ---------  ---------

Gross profit    80,730        -    80,730     89,330          -     89,330
             ---------  ------- ---------  ---------  ---------  ---------

General and
 admin-
 istrative       28,016        -    28,016     34,819          -     34,819
Marketing
 and sales      42,725        -    42,725     42,979          -     42,979
Amortization
 of
 intangibles     3,233        -     3,233      3,398          -      3,398
Impairment      85,047        -    85,047      7,659          -      7,659
Other
 (income)
 expense,
 net              (339)       -      (339)     2,753          -      2,753
             ---------  ------- ---------  ---------  ---------  ---------
  Total
   operating
   expense     158,682        -   158,682     91,608          -     91,608
             ---------  ------- ---------  ---------  ---------  ---------
  Operating
   loss        (77,952)       -   (77,952)    (2,278)         -     (2,278)

Gain on sale
 of
 OccuLogix,
 Inc. stock          -        -         -          -        899        899
Interest
 income            734        -       734      1,621          -      1,621
Interest
 expense       (10,072)       -   (10,072)    (5,778)         -     (5,778)
Minority
 interest
 expense        (9,530)       -    (9,530)    (8,921)         -     (8,921)
(Loss)
 earnings
 from equity
 investments      (560)       -      (560)     1,029    (13,396)   (12,367)
             ---------  ------- ---------  ---------  ---------  ---------
Loss from
 continuing
 operations
 before
 income
 taxes         (97,380)       -   (97,380)   (14,327)   (12,497)   (26,824)
Income tax
 expense          (874)       -      (874)    (8,476)         -     (8,476)
             ---------  ------- ---------  ---------  ---------  ---------
Loss from
 continuing
 operations    (98,254)       -   (98,254)   (22,803)   (12,497)   (35,300)
Loss from
 discontinued
 operations,
 net of
 tax                 -        -         -     (8,214)         -     (8,214)
             ---------  ------- ---------  ---------  ---------  ---------

Net loss     $ (98,254) $     - $ (98,254) $ (31,017) $ (12,497) $ (43,514)
             =========  ======= =========  =========  =========  =========

Loss per
 share -
 diluted     $   (1.95) $     - $   (1.95) $   (0.53) $   (0.21) $   (0.74)
             =========  ======= =========  =========  =========  =========

Weighted
 average
 number of
 common
 shares
 outstanding
 - diluted      50,319   50,319    50,319     59,139     59,139     59,139

Calculation
 of Adjusted
 EBITDA
  Net loss,
   as
   reported  $ (98,254)                    $ (31,017)
  Add: Income
   tax
   expense         874                         8,476
    Depreciation
     and
     amort-
     ization    19,670                        18,859
    Interest
     expense,
     net         9,338                         4,157
    Non-cash
     compen-
     sation     1,391                         1,115
    Impairment
     and
     restruct-
     uring
     charges    85,597                        20,987
             ---------                     ---------
Adjusted
 EBITDA      $  18,616                     $  22,577
             =========                     =========
Adjusted
 EBITDA
 per share   $    0.37                     $    0.38
             =========                     =========

Note: The AMD segment includes the Company's interest in OccuLogix, Inc.

TLC VISION CORPORATION
CONSOLIDATING BALANCE SHEETS
(In thousands)

                    December 31, 2008              December 31, 2007
              -----------------------------  -----------------------------
               Results                       Results
                Before                        Before      AMD
                 AMD       AMD     Total   AMD Segment  Segment    Total
               Segment   Segment TLCVision (Unaudited)(Unaudited) TLCVision
              ---------  ------- ---------  ---------  ---------  ---------

ASSETS
Current
 assets
Cash and cash
 equivalents  $   4,492  $     -  $   4,492  $  12,925  $     -  $  12,925
Accounts
 receivable,
 net             16,870        -     16,870     18,076        -     18,076
Prepaid
 expenses,
 inventory
 and other       14,214        -     14,214     14,882        -     14,882
              ---------  -------  ---------  ---------  -------  ---------
Total current
 assets          35,576        -     35,576     45,883        -     45,883

Restricted
 cash                 -        -          -      1,101        -      1,101
Investments
 and other
 assets          11,694        -     11,694     17,524        -     17,524
Goodwill         28,570        -     28,570     94,346        -     94,346
Other
 intangible
 assets, net     10,628        -     10,628     17,020        -     17,020
Fixed assets,
 net             50,514        -     50,514     61,936        -     61,936
              ---------  -------  ---------  ---------  -------  ---------
Total assets  $ 136,982  $     -  $ 136,982  $ 237,810  $     -  $ 237,810
              =========  =======  =========  =========  =======  =========

LIABILITIES
Current
 liabilities
Accounts
 payable      $  17,897  $     -  $  17,897  $  17,177  $     -  $  17,177
Accrued
 liabilities     28,076        -     28,076     28,115        -     28,115
Current
 maturities
 of long-term
 debt            89,081        -     89,081     11,732        -     11,732
              ---------  -------  ---------  ---------  -------  ---------
Total current
 liabilities    135,054        -    135,054     57,024        -     57,024

Long-term
 debt, less
 current
 maturities      16,500        -     16,500     98,417        -     98,417
Other
 long-term
 liabilities      5,444        -      5,444      5,023        -      5,023
Minority
 interests       15,330        -     15,330     15,224        -     15,224
              ---------  -------  ---------  ---------  -------  ---------
Total
 liabilities    172,328        -    172,328    175,688        -    175,688
              ---------  -------  ---------  ---------  -------  ---------

STOCKHOLDERS'
 (DEFICIT)
 EQUITY
Common stock    310,611   28,501    339,112    308,972   28,501    337,473
Option and
 warrant
 equity             745        -        745        837        -        837
Other
 comprehensive
 income          (1,545)       -     (1,545)      (784)       -       (784)
Accumulated
 deficit       (345,157) (28,501)  (373,658)  (246,903) (28,501)  (275,404)
              ---------  -------  ---------  ---------  -------  ---------
Total
 stockholders'
 (deficit)
 equity         (35,346)       -    (35,346)    62,122        -     62,122
              ---------  -------  ---------  ---------  -------  ---------

Total
 liabilities
 and
 stockholders'
 (deficit)
 equity       $ 136,982  $     -  $ 136,982  $ 237,810  $     -  $ 237,810
              =========  =======  =========  =========  =======  =========

Note: The AMD segment includes the Company's interest in OccuLogix, Inc.

TLC VISION CORPORATION
CONSOLIDATING STATEMENTS OF CASH FLOWS
(In thousands, except per share amounts)

              Year Ended December 31, 2008   Year Ended December 31, 2007
              ---------------------------  -------------------------------
               Results                      Results
                Before                      Before
                 AMD     AMD     Total       AMD        AMD       Total
               Segment  Segment TLCVision   Segment    Segment   TLCVision
              ---------  ------ ---------  ---------  ---------  ---------
OPERATING
 ACTIVITIES
Net loss      $ (98,254) $    - $ (98,254) $ (31,017) $ (12,497) $ (43,514)

Adjustments
 to reconcile
 net loss to
 net cash
 provided by
 operating
 activities:
Depreciation
 and
 amortization    19,670       -    19,670     18,859          -     18,859
Impairment
 loss            85,047       -    85,047     16,950          -     16,950
Deferred
 taxes                -       -         -      7,172          -      7,172
Minority
 interests        9,530       -     9,530      9,423          -      9,423
Loss (income)
 from equity
 investments        560       -       560     (1,029)    13,396     12,367
Gain on sales
 and
 disposals of
 fixed assets      (269)      -      (269)       (11)         -        (11)
Gain on sale
 of
 Occulogix,
 Inc. stock           -       -         -          -       (899)      (899)
(Gain) loss
 on sale of
 businesses        (139)      -      (139)       233          -        233
Non-cash
 compensation
 expense          1,391       -     1,391      1,115          -      1,115
Other               561       -       561        275          -        275
Changes in
 operating
 assets and
 liabilities,
 net of
 acquisitions
 and
 dispositions:   (2,274)      -    (2,274)     9,360          -      9,360
              ---------  ------ ---------  ---------  ---------  ---------
Cash provided
 by operating
 activities      15,823       -    15,823     31,330          -     31,330
              ---------  ------ ---------  ---------  ---------  ---------

INVESTING
 ACTIVITIES
Purchases of
 fixed assets    (3,534)      -    (3,534)   (13,279)         -    (13,279)
Proceeds from
 sales of
 fixed assets     1,259       -     1,259      1,114          -      1,114
Proceeds from
 sale of
 Occulogix,
 Inc. stock,
 net                  -       -         -      2,000          -      2,000
Distributions
 and loan
 payments
 received
 from equity
 investments      2,107       -     2,107      2,846          -      2,846
Acquisitions
 and equity
 investments     (8,862)      -    (8,862)    (4,815)         -     (4,815)
Divestitures
 of business      1,281       -     1,281      1,619          -      1,619
Proceeds from
 sales of
 short-term
 investments          -       -         -     17,375          -     17,375
Purchases of
 short-term
 investments          -       -         -     (5,800)         -     (5,800)
Other               144       -       144        123          -        123
              ---------  ------ ---------  ---------  ---------  ---------
Cash (used
 in) provided
 by investing
 activities      (7,605)      -    (7,605)     1,183          -      1,183
              ---------  ------ ---------  ---------  ---------  ---------

FINANCING
 ACTIVITIES
Restricted
 cash
 movement         1,101       -     1,101        (66)         -        (66)
Principal
 payments of
 debt
 financing
 and capital
 leases         (33,070)      -   (33,070)   (11,998)         -    (11,998)
Proceeds from
 debt
 financing       25,392       -    25,392     89,717          -     89,717
Capitalized
 debt costs        (534)      -      (534)    (1,960)         -     (1,960)
Distributions
 to minority
 interests       (9,895)      -    (9,895)    (9,454)         -     (9,454)
Purchases of
 treasury
 stock                -       -         -   (117,569)         -   (117,569)
Proceeds from
 issuances of
 common stock       355       -       355      2,825          -      2,825
              ---------  ------ ---------  ---------  ---------  ---------
Cash used in
 financing
 activities     (16,651)      -   (16,651)   (48,505)         -    (48,505)
              ---------  ------ ---------  ---------  ---------  ---------

Net decrease
 in cash and
 cash
 equivalents
 during the
 period          (8,433)      -    (8,433)   (15,992)         -    (15,992)
Cash and cash
 equivalents,
 beginning of
 period          12,925       -    12,925     28,917          -     28,917
              ---------  ------ ---------  ---------  ---------  ---------
Cash and cash
 equivalents,
 end of
 period       $   4,492  $    - $   4,492  $  12,925  $       -  $  12,925
              =========  ====== =========  =========  =========  =========

Operating
 cash flow
 per diluted
 share        $    0.31  $    - $    0.31  $    0.53  $       -  $    0.53

Note: The AMD segment includes the Company's interest in OccuLogix, Inc.

Contact:
James J. Hyland
VP Investor Relations
(636) 534-2369
Email: investor.relations@tlcvision.com